Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

MAY 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: June 23, 2010	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT  ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements — May 2010	5

LBHI
Basis of Presentation — Schedule of Professional Fee and Expense Disbursements	7
Schedule of Professional Fee and Expense Disbursements	8

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc. (“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)

On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC, with a hearing to be held on June 24, 2009. On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 case of Fundo de Investimento Multimercado Credito Privado Navigator Investimento No Exterior (Case No: 08-13903) has been dismissed.

The Chapter 11 case of Lehman Brothers Finance SA (Case No: 08-13887) has been dismissed.

LEHMAN BROTHERS HOLDINGS INC., (“LBHI”), AND OTHER DEBTORS AND OTHER CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

MAY 1, 2010 TO MAY 31, 2010

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”).  The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act.  LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”.  The Debtors’ chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.  The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.     This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.     This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.     The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills, and other investments.

4.     Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.     Beginning and ending cash balances exclude cash that has been posted as collateral for hedging activity.

6.     Beginning and ending cash balances exclude cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB (formerly known as Lehman Brothers Bank FSB), Woodlands Commercial Bank (formerly known as Lehman Brothers Commercial Bank), LBTC Transfer Inc. (f/k/a Lehman Brothers Trust Company N.A.), and Lehman Brothers Trust Company of Delaware.

7.     Cash pledged on, or prior to, September 15, 2008 by the Company in connection with certain documents executed by the Company and various financial institutions has been excluded from this report.

8.     Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

May 1, 2010 - May 31, 2010

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

	Debtor Entities										Other Controlled Entities (b)			Total Debtors and Other
	LBHI	LBSF	LBCS	LOTC	LCPI	LBCC	LBFP	LBDP	Other	Total	LAMCO	Other	Total	Controlled Entities
Beginning Cash & Investments (5/1/10)	$2,400	$6,215	$1,249	$208	$3,263	$491	$427	$387	$10	$14,649	$—	$2,727	$2,727	$17,376
Sources of Cash:
Corporate
Capital Contributions and Advances to LAMCO (c)	—	—	—	—	—	—	—	—	—	—	62	—	62	62
Repayment of Advances to Aurora (d)	46	—	—	—	—	—	—	—	—	46	—	—	—	46
Compensation and Benefits Reimbursements (e)	3	—	—	—	—	—	—	—	—	3	—	—	—	3
Other Receipts	6	—	—	—	—	—	—	—	—	6	—	—	—	6
Derivatives (f)	17	1,025	2	5	—	—	1	—	—	1,051	—	—	—	1,051
Loans (g)	—	—	—	—	173	—	—	—	—	173	—	—	—	173
Principal Investing / Private Equity (h)	59	—	—	—	4	—	—	—	—	63	—	121	121	184
Real Estate (i)	13	—	—	—	26	—	—	—	—	38	—	40	40	78
Asia	—	—	—	—	—	—	—	—	—	—	—	14	14	14
South America	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Inter-Company Transfers	—	2	—	—	4	—	—	—	—	6	—	19	19	25
Total Sources of Cash	144	1,027	2	5	206	—	1	—	—	1,386	62	193	255	1,640
Uses of Cash:
Corporate
Capital Contributions and Advances to LAMCO (c)	(62)	—	—	—	—	—	—	—	—	(62)	—	—	—	(62)
Advances to Aurora	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Compensation and Benefits (j)	(26)	—	—	—	—	—	—	—	—	(26)	(2)	(1)	(3)	(28)
Professional Fees	(26)	—	—	—	—	—	—	—	—	(26)	—	—	—	(26)
Other Operating Expenses (k)	(9)	—	—	—	—	—	—	—	—	(9)	—	(3)	(3)	(12)
Other Non-Operating Expenses (l)	(25)	—	—	—	—	—	—	—	—	(25)	—	—	—	(25)
Derivatives (m)	(1)	(222)	—	—	—	(25)	(3)	—	—	(251)	—	—	—	(251)
Loans (n)	—	—	—	—	(110)	—	—	—	—	(110)	—	—	—	(110)
Principal Investing / Private Equity (o)	(19)	—	—	—	—	—	—	—	—	(19)	—	(34)	(34)	(53)
Real Estate (p)	(14)	—	—	—	(1)	—	—	—	—	(15)	—	(11)	(11)	(25)
Asia	—	—	—	—	—	—	—	—	—	—	—	(4)	(4)	(4)
South America	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Inter-Company Transfers	(4)	—	—	—	(2)	—	—	—	—	(7)	—	(18)	(18)	(25)
Total Uses of Cash	(185)	(222)	—	—	(113)	(25)	(3)	—	—	(548)	(2)	(70)	(72)	(620)
Net Cash Flow	$(41)	$805	$2	$5	$93	$(25)	$(2)	$—	$—	$838	$59	$123	$183	$1,021
FX Fluctuation (q)	(15)	(20)	(1)	—	(3)	—	—	—	—	(38)	—	1	1	(38)
Ending Cash & Investments (5/31/10) (r)	$2,344	$6,999	$1,251	$213	$3,354	$466	$425	$387	$10	$15,449	$59	$2,851	$2,910	$18,359

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

May 1, 2010 - May 31, 2010

Notes:

(a) Includes cash and investment flows for all Debtors and Other Controlled Entities globally.  Corporate, Derivatives, Loans, Principal Investing/Private Equity and Real Estate activity includes bank accounts that are managed and reconciled by Lehman US and European operations.  Asia and South America activity includes bank accounts that are managed and reconciled by Lehman Asian and South American operations.

(b) Other Controlled Entities include Non-Debtor entities which are under the control of LBHI, except for cash activity associated with Aurora Bank, Woodlands Commercial Bank, LBTC Transfer Inc. (f/k/a Lehman Brothers Trust Company N.A.), and Lehman Brothers Trust Company of Delaware, which is not reflected in this schedule.

(c) Reflects capital contribution of $20 million and a working capital advance of $42 million from LBHI to LAMCO.

(d) Reflects repayment of advances made to Aurora Bank for the court approved Master Servicing Agreement.

(e) Reflects repayment of advances for payroll and benefits disbursements made on behalf of the following entities: Aurora Bank, Woodlands Commercial Bank, LBTC Transfer Inc. (f/k/a Lehman Brothers Trust Company N.A.), and Lehman Brothers Trust Company of Delaware.

(f) Primarily reflects settlements from counterparties and the return of $72 million of collateral posted for hedging.

(g) Primarily reflects principal and interest payments from borrowers, of which a portion will be distributed to syndicated loan participants (see footnote n).

(h) Primarily reflects redemptions, distributions and/or proceeds from the sale of investments.

(i) Primarily reflects principal and interest payments on real estate loans.

(j) Compensation and Benefits includes fees paid to Alvarez & Marsal as interim management.

(k) Primarily reflects expenses related to occupancy, Transition Services Agreement, taxes, and infrastructure costs.

(l) Reflects the return of funds received in error by the Company.

(m) Primarily reflects collateral posted for hedging and payments on live trades.

(n) Primarily reflects principal and interest distributed to syndicated loan participants where Lehman acts as agent.

(o) Primarily reflects capital calls on investments.

(p) Primarily reflects payments made for the preservation of assets of Real Estate owned properties and positions.

(q) Reflects fluctuation in value in foreign currency bank accounts.

(r) Ending Cash and Investment balances include approximately $3.4 billion in co-mingled and segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks, and other identified funds which may not belong to the Debtors or Other Controlled Entities.  These amounts are preliminary and estimated as follows:  Debtors - LBHI $382 million, LBSF $587 million, LBCS $35 million, LCPI $2.4 billion, LBCC $5 million, Lehman Scottish Finance $2 million; and non-Debtors $68 million, and are subject to adjustment.  Ending Cash and Investment balances exclude approximately $264 million of cash posted as collateral for derivative hedging activity; broken down as follows: LBSF $221 million, LBCC $25 million, and LBFP $18 million.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”), AND OTHER DEBTORS

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM FILING DATE TO MAY 31, 2010

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”).  The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act.  LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”.  The Debtors’ chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.  The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.               This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.               This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.               The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers.  The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs, as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors

Schedule of Professional Fee and Expense Disbursements (a)

May 2010

Unaudited ($ in thousands)

		May-2010		Filing Date Through May-2010 (b)
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	$18,611		$296,010
Kelly Matthew Wright	Art Consultant and Auctioneer	—		50
Natixis Capital Markets Inc.	Derivatives Consultant	1,190		9,310
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	757		12,152
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	88		3,187
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	627		17,241
Discover Ready LLC	eDiscovery Services	947		7,841
Ernst & Young LLP	Audit and Tax Services	29		1,508
Hudson Global Resources	Contract Attorneys	411		3,898
Huron Consulting	Tax Services	—		2,145
Jones Day	Special Counsel - Asia and Domestic Litigation	2,527		26,986
Kasowitz, Benson, Torres & Friedman	Special Counsel - Litigation	195		218
Lazard Freres & Co.	Investment Banking Advisor	161		22,737
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	149		3,863
O’Neil Group	Tax Services	169		169
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	98		1,098
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	288		2,732
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	—		2,395
Weil Gotshal & Manges LLP	Lead Counsel	8,475		190,746
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	—		1,457
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	—		6,514
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	—		29,903
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	331		7,660
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	3,507	(c)	52,844
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	—		7,752
Richard Sheldon, Q.C.	Special Counsel - UK	—		105
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	20		39,349
Jenner & Block LLP	Examiner	577		54,078
Fee Examiner
Feinberg Rozen LLP	Fee Examiner	—		1,150
Brown Greer Plc	Fee and Expense Analyst	—		155
Total Non-Ordinary Course Professionals		39,156		805,253
Debtors - Ordinary Course Professionals		1,071		24,440	(d)
US Trustee Quarterly Fees		—		883
Total Professional Fees and UST Fees (e)		$40,228		$830,576

(a)

All professional fees have been paid by LBHI; however, a portion has been charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology.

(b)	The figures reflected in this table represent cash disbursements from LBHI’s filing date through the end of May 2010. The figures do not include accruals.
(c)	May-2010 professional fee disbursement of $3.5 million to Milbank Tweed Hadley & McCloy was previously reported in Apr-2010.
(d)	Filing Date Through May-2010 balances for Debtors - Ordinary Course Professionals (OCPs) have been decreased by $228 thousand to account for payments that were inadvertently included in previous MORs.
(e)	Excludes professional services rendered on behalf of non-debtor entities which are invoiced separately.